                              SUBSIDIARIES GUARANTY

                  GUARANTY, dated as of July 31, 1996 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, Transworld Home HealthCare, Inc. ("Borrower"), the lenders from time to time party thereto (the "Banks"), and Bankers Trust Company, as Agent (together with any successor agent, the "Agent"), have entered into a Credit Agreement, dated as of July 31, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Banks, each Letter of Credit Issuer, the Agent and the Collateral Agent are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may from time to time be party to one or more (i) interest rate agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements, (ii) foreign exchange contracts, currency swap agreements or similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Creditors");

                  WHEREAS, each Guarantor is a Subsidiary of the Borrower;

                  WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to make Loans to the Borrower and Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) and the other Credit Documents to which the Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Interest Rate Protection Agreements or Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Other Obligations", and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower


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
to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section
10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (e) any payment made to any Creditor on the Guaranteed Obligations which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding. This is a guaranty of payment and not of collection.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor or the Borrower).

                  6. Any Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing

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
the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                  (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements; and/or

                  (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might


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constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

             10. (a) Each Guarantor waives any right (except as shall be required by applicable statute or law and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any (to the fullest extent permitted by applicable law) defense based on or arising out of any defense of the Borrower, any other Guarantor, any other


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
guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  (c) Each Guarantor understands, is aware and hereby acknowledges that to the extent the Guaranteed Obligations are secured by real property located in the State of California, such Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing such Guarantor's or any Creditor's right to proceed against any Credit Party. Each Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under
Section 2809 of the California Civil Code purporting to reduce a guarantor's obligation in proportion to the principal obligation. Each Guarantor hereby waives all rights and benefits under Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust and all rights and benefits under Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation. Each Guarantor further understands, is aware and hereby acknowledges that if the Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of such Guarantor against the Creditors may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, such Guarantor may have a defense to a deficiency judgment arising out of the operation of (i) Section 580d of the California Code of Civil Procedure which states that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (ii) related principles of estoppel. To the fullest extent permitted by law, each Guarantor waives all rights and benefits and any defense arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Credit Party or any other party or any security. In addition, each Guarantor hereby waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Section 726 of the California Code of Civil Procedure and all rights and benefits which might otherwise be available to such Guarantor under California Civil Code Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and
3433.

                  (d) Each Guarantor hereby further waives (to the fullest extent permitted by applicable law): (1) all rights and defenses arising out of an election of remedies by the Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (2) such Guarantor's rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of the California Civil Code Sections 2787 to 2855, inclusive, including, without limitation, (i) any defenses such Guarantor may have to the Guaranteed Obligations by reason of an election of remedies by the Creditors and (ii) any rights or defenses such Guarantor may have by reason of protection afforded to the principal borrower with respect to the obligation so guaranteed pursuant to the antideficiency or other laws of the State of California limiting or discharging the borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726.

11. Notwithstanding anything else to the contrary in this Guaranty, the Creditors agree that this Guaranty may be enforced only by the action of the Agent or the Collateral Agent, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder). It is understood that the agreement in this paragraph 11 is among and solely for


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
the benefit of the Banks and that if the Required Banks so agree (without requiring the consent of any Guarantor), the Guaranty may be directly enforced by any Creditor.

             12. In order to induce the Banks to make Loans and issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

                  (a) Such Guarantor (i) is a duly organized and validly existing corporation and is in good standing under the laws of the jurisdiction of its organization, and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

                  (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof or thereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or other material agreement or other instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of such Guarantor or any of its Subsidiaries.

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

                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
         (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party, or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party other than filings, registrations or recordings required to perfect the security interests granted to the Collateral Agent pursuant to the Security Agreement all of which have been made or will be made within the time required therefor by the Security Agreement.

                  (e) There are no actions, suits or proceedings pending or to the knowledge of such Guarantor, threatened (i) with respect to such Guarantor that are likely to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Creditors or on the ability of such Guarantor to perform its respective obligations to the Creditors hereunder and under the other Credit Documents to which it is a party.

             13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Revolving Loan Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements and when no Note or Letter of Credit remains outstanding (other than Letters of Credit, together with all Fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the Letter of Credit Issuer in its sole and absolute discretion) and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 13.13 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

             14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors).

             15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

             16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and either (x) the Required Banks (or to the extent required by Section
13.12 of the Credit Agreement, with the written consent of each Bank) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty the term "Class" shall mean each class of Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

             17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements or Other Hedging Agreements existing as of the date hereof has been made available to its principal executive officers and such officers are familiar with the contents thereof and that an executed (or conformed) copy of any Credit Document or Interest Rate Protection Agreement or Other Hedging Agreement created after the date hereof will be made available to its principal executive officers and such officers will be familiar with the contents thereof.

                  18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 18, no Creditor shall exercise any such right of set-off without the prior consent of the Agent or the Required Banks so long as the Guaranteed Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Creditors and may be amended, modified or waived in any respect by the Required Banks without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

             19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered by hand or overnight courier or by certified mail, return receipt requested, to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

             20. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  21. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other credit document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

             22. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of (but excluding for all purposes of this Section 22 transfers of such capital stock to the Borrower or another Subsidiary thereof) or liquidated in compliance with the requirements of Section
9.02 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Banks (or all Banks if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons (but excluding for all purposes of this Section 22 transfers of such capital stock to the Borrower or another Subsidiary thereof) that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

             23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

             24. EACH GUARANTOR AND EACH OF THE CREDITORS HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

             25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

             26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Agent.

             27. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Contribution Agreement against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 27: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 27, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Banks.

             28. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state of foreign law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the Guaranteed Obligations shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.


                                      * * *

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address

Tri-Parkway Corporate Park                        DERMAQUEST, INC.,
200 Schulz Drive                                  as a Pledgor
Red Bank, New Jersey  07701

Attn.:  Wayne A. Palladino                        By /s/ Wayne A. Palladino
Telephone No.: (908) 530-1144                       ---------------------------
Facsimile No.: (908) 530-7389                       Title: Senior Vice President


Tri-Parkway Corporate Park                        MK DIABETIC SUPPORT
200 Schulz Drive                                  as a Pledgor
           SERVICES, INC.,
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144
Facsimile No.: (908) 530-7389                     By /s/ Wayne A. Palladino
Telephone No.: (908) 530-1144                       ---------------------------
Facsimile No.: (908) 530-7389                       Title: Vice President


Tri-Parkway Corporate Park                         THE PROMPTCARE COMPANIES,
200 Schulz Drive INC.,                             as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144
Facsimile No.: (908) 530-7389                     By /s/ Wayne A. Palladino
Telephone No.: (908) 530-1144                       ---------------------------
Facsimile No.: (908) 530-7389                       Title: Vice President


Tri-Parkway Corporate Park                          THE PROMPTCARE LUNG CENTER,
200 Schulz Drive INC.,

Red Bank, New Jersey  07701                   as a Pledgor
Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144
Facsimile No.: (908) 530-7389                  By /s/ Wayne A. Palladino
                                                  -----------------------------
                                                  Title: Vice President


Tri-Parkway Corporate Park                     STERI-PHARM, INC.,
200 Schulz Drive                               as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144                  By /s/ Wayne A. Palladino
Facsimile No.: (908) 530-7389                     -----------------------------
                                                  Title: Vice President

Tri-Parkway Corporate Park                     TRANSWORLD NURSES, INC.,
200 Schulz Drive                               as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144                  By /s/ Wayne A. Palladino
Facsimile No.: (908) 530-7389                     -----------------------------
                                                  Title: Vice President

Tri-Parkway Corporate Park                     RESPIFLOW, INC.,
200 Schulz Drive                               as a Pledgor
Red Bank, New Jersey  07701
Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144                  By /s/ Wayne A. Palladino
Facsimile No.: (908) 530-7389                     -----------------------------
                                                  Title: Vice President

Tri-Parkway Corporate Park                     RADAMERICA, INC.,
200 Schulz Drive                               as a Pledgor
Red Bank, New Jersey  07701

Attn.:  Wayne A. Palladino
Telephone No.: (908) 530-1144
Facsimile No.: (908) 530-7389                  By /s/ Wayne A. Palladino
                                                -------------------------------
                                               Title: Vice President

Accepted and Agreed to:

Bankers Trust Company,
  as Agent for the Banks

By /s/ Patricia Hogan
  -------------------------------
   Title: Vice President